Exhibit 10.10

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

Supplemental Agreement No. 32

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 32 (SA-32), entered into as of February 28, 2020 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A.        WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B.        WHEREAS, Customer and Boeing desire to reschedule the delivery month of two (2) Block E1 Aircraft, as shown in the table below (SA-32 Accelerated Block E1 Aircraft):

Aircraft Block	MSN	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
E1	66257	1-E1	[*	]	[*	]
E1	66258	1-E1	[*	]	[*	]

C.         [*].

D.         [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

P.A. No. 3157	1	SA-32

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

1.        Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 32.

2.        Boeing and Customer agree that upon execution of this Supplemental Agreement No. 32 the SA-32 Accelerated Block E1 Aircraft are hereby rescheduled as described in Recital Paragraph B above.

3.        Remove and replace, in its entirety, “Table 1-E1” Block E Firm Aircraft Information Table (Block E1), with the revised Table 1-E1, attached hereto, to reflect the revised delivery date month, [*], [*], and [*] resulting from the acceleration of the two (2) Block E1 Aircraft described in Recital Paragraph B above.

4.        Remove and replace, in its entirety, Letter Agreement 6-1169-LKJ-0778, SA-30 [*] Matters, with Letter Agreement 6-1169-LKJ-0778R1, SA-30 and SA-32 [*] Matters, attached hereto, to [*].

5.        Add new Letter Agreement FED-PA-3157-LA-2000906, [*] as related to SA-32 and SA-14, to the Purchase Agreement, to [*].

6.        This Supplemental Agreement No. 32 to the Purchase Agreement shall not be effective unless (i) executed and delivered by the parties on or prior to February 28, 2020, and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 14 to Purchase Agreement No. 3712 on or prior to February 28, 2020.

7.        References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
6-1169-LKJ-0778	6-1169-LKJ-0778R1

P.A. No. 3157	2	SA-32

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

P.A. No. 3157	3	SA-32

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE
1.	Aircraft Information Table	30

1-A	Block B Firm Aircraft Information Table	31

1-B	Block B Conditional Firm Aircraft Information Table	30

1-C	Block C Aircraft Information Table	13

1-C1	Block C Aircraft Information Table (MSN 39285)	11

1-C2	Block C Aircraft Information Table	29

1-D	Block D Aircraft Information Table	31

1-E1	Block E Firm Aircraft Information Table (Block E1)	32

1-E2	Block E Conditional Firm Aircraft Information Table (Block E2)	30

EXHIBIT
A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11

A4.	Aircraft Configuration (Block D Aircraft)	12

A5.	Aircraft Configuration (Block E Aircraft)	30

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA-32

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	30

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067R1	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	30

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	5	SA-32

BOEING PROPRIETARY

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LETTER AGREEMENT (Con’t)		SA NUMBER

6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776	SA-30 Option Aircraft	30

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778R1	SA-30 and SA-32 [*] Matters	32

FED-PA-3157-LA-2000906	[*] as related to SA-32 and SA-14	32

P.A. No. 3157	6	SA-32

BOEING PROPRIETARY

*

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	7	SA-32

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June 18, 2018

Supplemental Agreement No. 31	September 14, 2018

Supplemental Agreement No. 32	, 2020

P.A. No. 3157	8	SA-32

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1169-LKJ-0778R1	FedEx contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	SA-30 and SA-32 [*] Matters

References:	(a) Purchase Agreement No. 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the 777 Purchase Agreement)

(b) Purchase Agreement No. 3712 between Boeing and Customer relating to Model 767-3S2F aircraft (the 767 Purchase Agreement)

(c) Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*]

All terms used but not defined in this Letter Agreement (Letter Agreement) shall have the same meaning as in the 767 Purchase Agreement and the 777 Purchase Agreement.

1.    As a result of SA-30 and SA-32 to the 777 Purchase Agreement, as well as SA-11 and SA-14 to the 767 Purchase Agreement, Customer will owe certain 777 Advance Payments or 767 Advance Payments during calendar years [*] in accordance with the advance payment schedules provided in the Table 1 of the 777 Purchase Agreement and 767 Purchase Agreement (Standard Advance Payment Schedule) and the reference (c) letter agreement. [*]

6-1169-LKJ-0778R1 SA-30 and SA-32 [*] Matters	SA-32 Page 1

BOEING PROPRIETARY

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1.1    [*]

Table 1.1

Table in PA	Contracted Delivery Date	MSN+	[*]	[*]	[*]
			[*]	[*]	[*]
			[*]	[*]	[*]
			[*]	[*]	[*]
			[*]	[*]	[*]
			[*]	[*]
Table 1-A	[*]	40676	[*]	[*]	[*]
Table 1-A	[*]	40679	[*]	[*]	[*]
Table 1-E1	[*]	66256	[*]	[*]	[*]
Table 1-A	[*]	40673	[*]	[*]	[*]
Table 1-A	[*]	40676	[*]	[*]	[*]
Table 1-A	[*]	40679	[*]	[*]	[*]
			[*]	[*]
Table 1-A	[*]	40676	[*]	[*]	[*]
Table 1-A	[*]	40679	[*]	[*]	[*]
Table 1-E1	[*]	66259	[*]	[*]	[*]
Table 1-E1	[*]	66260	[*]	[*]	[*]
Table 1-E1	[*]	66259	[*]	[*]	[*]
			[*]	[*]
Table 1-E2	[*]	66264	[*]	[*]	[*]
Table 1-E1	[*]	66260	[*]	[*]	[*]
Table 1-E2	[*]	66262	[*]	[*]	[*]
Table 1-E2	[*]	66265	[*]	[*]	[*]
Table 1-E2	[*]	66263	[*]	[*]	[*]
Table 1-E1	[*]	66259	[*]	[*]	[*]
Table 1-E2	[*]	66264	[*]	[*]	[*]
Table 1-E1	[*]	66260	[*]	[*]	[*]
Table 1-E2	[*]	66262	[*]	[*]	[*]
Table 1-E2	[*]	66265	[*]	[*]	[*]
Table 1-E2	[*]	66263	[*]	[*]	[*]
Table 1-E2	[*]	66264	[*]	[*]	[*]
+ Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.			[*]	[*]
			[*]	[*]

6-1169-LKJ-0778R1 SA-30 and SA-32 [*] Matters	SA-32 Page 2

BOEING PROPRIETARY

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1.2    [*]

Table 1.2

Table in PA	Contracted Delivery Date	MSN+	[*]	[*]	[*]
Table 1-E1	[*]	66256	[*]	[*]	[*]
Table 1-A	[*]	40676	[*]	[*]	[*]
Table 1-A	[*]	40679	[*]	[*]	[*]
Table 1-E1	[*]	66255	[*]	[*]	[*]
Table 1-E1	[*]	66256	[*]	[*]	[*]
Table 1-A	[*]	40673	[*]	[*]	[*]
			[*]	[*]

Table 1.3

Table in PA	Contracted Delivery Date	MSN+	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
			[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
Table 1-E1	[*]	66257	[*]	[*]	[*]
Table 1-E1	[*]	66258	[*]	[*]	[*]
+ Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.			[*]	[*]
			[*]	[*]

6-1169-LKJ-0778R1 SA-30 and SA-32 [*] Matters	SA-32 Page 3

BOEING PROPRIETARY

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2.    [*]

3.    [*] will be paid in accordance with the Standard Advance Payment Schedule and the reference (c) letter agreement. If the contractual obligations set forth in the 777 Purchase Agreement or 767 Purchase Agreement are revised prior to [*], Boeing and Customer will work in good faith to revise this Letter Agreement accordingly.

4.     CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Boeing acknowledges that Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, and to Customer’s and FedEx Corporation’s professional advisors under a duty of confidentiality with respect thereto, and as required by law.

ACCEPTED AND AGREED TO this

Date:	February 28, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

6-1169-LKJ-0778R1 SA-30 and SA-32 [*] Matters	SA-32 Page 4

BOEING PROPRIETARY

*

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3157-LA-2000906	FedEx contract #

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	[*] as related to SA-32 and SA-14

References:	(a) Purchase Agreement No. 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (777 Purchase Agreement)

(b) Purchase Agreement No. 3712 between Boeing and Customer relating to Model 767-3S2F aircraft (767 Purchase Agreement)

(c) Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*], associated with the 767 Purchase Agreement

(d) Letter Agreement No. 6-1169-LKJ-0778R1, SA-30 and SA-32 [*] Matters, associated with the 777 Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the 777 Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the 777 Purchase Agreement and the 767 Purchase Agreement.

1.    Background.

In consideration of the strong business relationship between Boeing and Customer and Customer executing Supplemental Agreement No. 32 to the 777 Purchase Agreement (SA-32) and Supplemental Agreement No. 14 to the 767 Purchase Agreement (SA-14), Boeing has agreed to [*].

2.     [*].

2.1    [*]

2.2    [*]

FED-PA-3157-LA-2000906 [*] as related to SA-32 and SA-14	SA-32 Page 1

BOEING PROPRIETARY

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ACCEPTED AND AGREED TO this

Date:	February 28, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Steve Otto

Name:	Kevin A. Burkhart	Name:	Steve Otto

Title:	Vice President	Title:	Attorney-In-Fact

Omitted Attachment

An attachment to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally a copy of this attachment to the Securities and Exchange Commission or its staff upon request.

FED-PA-3157-LA-2000906 [*] as related to SA-32 and SA-14	SA-32 Page 2

BOEING PROPRIETARY

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